UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03287

New Alternatives Fund, Inc.

150 Broadhollow Road, Suite 306
Melville, New York 11747

David J. Schoenwald, President
New Alternatives Fund, Inc.
150 Broadhollow Road, Suite 306
Melville, New York 11747

Registrant’s telephone number, including area code: 631-423-7373

Date of fiscal year end: December 31, 2005

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.     Reports to Stockholders.

The Annual Financial Report (12/31/05) is attached herewith.

New Alternatives Fund, Inc.
A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING
ALTERNATE ENERGY AND THE ENVIRONMENT

ANNUAL
FINANCIAL REPORT
DECEMBER 31, 2005

THE FUNDg	150 Broadhollow Road	Melville, New York 11747	(800) 423-8383	(631) 423-7373
Shareholder’s Services (PFPC)g	101 Sabine Street	Pawtucket, RI 02860	(800) 441-6580	(610) 382-7819

NEW ALTERNATIVES FUND, INC.
STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES
FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	End	End	End	End	End	End	End	End	End	End
	12/31	12/31	12/31	12/31	12/31	12/31	12/31	12/31	12/31	12/31
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Net Asset Value at Beginning
of Period	$33.48	$29.69	$24.21	$34.71	$41.29	$28.85	$28.54	$32.07	$30.87	$30.51

Investment income	$0.55	$0.59	$0.58	$0.62	$0.75	$0.79	$0.66	$0.52	$0.64	$0.73

Expenses	(0.37)	(0.42)	(0.37)	(0.37)	(0.43)	(0.42)	(0.38)	(0.37)	(0.38)	(0.39)

Net investment income	0.18	0.17	0.21	0.25	0.32	0.37	0.28	0.15	0.26	0.34
Net realized & unrealized
gain (loss) on investments	2.81	3.79	5.48	(10.50)	(5.45)	14.56	2.14	(3.22)	3.16	3.72

Total from investment operations	2.99	3.96	5.69	(10.25)	(5.13)	14.93	2.42	(3.07)	3.42	4.06

Distributions from net
investment income	(0.18)	(0.17)	(0.21)	(0.25)	(0.32)	(0.37)	(0.28)	(0.15)	(0.26)	(0.34)
Distributions from net
realized gain	(1.83)	(0.00)	(0.00)	(0.00)	(1.13)	(2.12)	(1.83)	(0.16)	(1.96)	(3.36)

Total distributions	(2.01)	(0.17)	(0.21)	(0.25)	(1.45)	(2.49)	(2.11)	(0.31)	(2.22)	(3.70)

Net change in net asset value	0.98	3.79	5.48	(10.50)	(6.58)	12.44	0.31	(3.53)	1.20	0.36
Net asset value as of end
of the period	$34.46	$33.48	$29.69	$24.21	$34.71	$41.29	$28.85	$28.54	$32.07	$30.87

Total return
(Sales load not reflected)	8.94%	13.34%	23.50%	-29.50%	-12.40%	51.70%	8.50%	-10.00%	11.10%	13.30%

Net assets, end of period
(in thousands)	$64,765	$52,615	$44,901	$36,723	$49,245	$52,773	$32,555	$33,021	$37,941	$35,549

Ratio of operating expense
to net assets**	1.28%	1.32%	1.39%	1.32%	1.14%	1.11%	1.13%	1.18%	1.15%	1.21%

Ratio of net investment income
to average net assets**	0.65%	0.65%	0.82%	0.89%	0.87%	1.01%	0.89%	0.49%	0.79%	1.04%

Portfolio turnover**	52.09%	50.05%	32.70%	32.60%	29.30%	59.70%	87.30%	32.40%	53.90%	51.20%

Number of shares
outstanding at end of period***	1,879,695	1,565,049	1,512,199	1,516,709	1,368,171	1,211,783	1,058,230	1,156,952	1,111,377	1,038,561

* All adjusted for two for one share split on July 26, 1985 and January 2, 1990
** Annualized (includes state taxes, does not include foreign currency translations)
*** Shares immediately prior to dividend - Fund commenced operation on September 3, 1982

The accompanying notes are an integral part of these financial statements.

Management’s Discussion of Financial Performance for the Year 2005

Fund Performance: The Fund was up 8.94% for the year including a Capital Gain distribution of $ 1.83 and a $ 0.18 income dividend.

Factors Affecting the Fund: Factors include energy prices, U.S. and Foreign Energy Environ-mental policies, and the value of the dollar relative to foreign currencies, and interest rates.

Increasing energy prices were a top business story in 2005. Oil prices peaked at $ 70 a barrel just after Hurricane Katrina hit Louisiana - with natural gas prices spiking in following days.

Environmental issues were reflected in the implementation of the Kyoto Climate Treaty overseas where compliance with the treaty led to solicitation for bids and contracts for renewable energy projects.

The U.S. Congress finally passed an energy bill late in the fall - providing tax credits for a number of clean energy technologies including fuel cells. On a State level, a number of states adopted laws providing support for renewable energy.

There was international and domestic enthusiasm for alternate energy stocks, with German solar companies leading the charge. There were also a good number of initial public offerings in the Solar and Wind area. In general, the foreign alternate energy companies are profitable and pay dividends, while the domestic companies are in various stages of development.

Unlike the past year, the value of the U.S. dollar increased approximately 14% relative to the Euro and Yen - reportedly on account of the increase in short term US interest rates (from about 2% to 3.75%) - even though the US budget and trade deficit increased. Foreign stock markets performed better (the Nikkei average in Japan was up 41%) than the US stock market, although when the value of the foreign stocks was converted into dollars the appreciation was muted.

Portfolio Holdings and Changes:

A proxy proposal to permit the Fund to invest in foreign companies without a percentage of net assets limitation was approved by shareholders late in the year. At year-end foreign stock holdings were approximately 44% of net assets, which exceeded the percentage invested in domestic stocks. At year end approximately 22% of net assets were held in cash and cash equivalents.

Renewable Energy: Many of the Fund’s holdings in the renewable energy, wind, solar, bio-fuels and Geothermal and small hydro area performed very well, although these foreign investments did not do as well when their value is converted into US currency compared to the performance in their respective foreign currencies.

Solar: As of year end, the Fund owned 10 solar related companies, ATS Automation (Canada), Conergy, Phoenix Sonnenstrom, Q-Cells, Solarworld (Germany), Kyocera, and Sharp (Japan), Evergreen Solar and MEMC Electronic Materials (U.S), and Suntech Power (China). All of the solar companies are profitable, except Evergreen which has developed a process which makes use of less silicon in manufacturing cells. Given that solar grade silicon prices increased substantially during the year - due in part to rising solar demand - Evergreen’s process is viewed as beneficial. The Fund did not invest in several listed US solar companies which performed well, but were not profitable companies.

The German solar companies were new purchases in 2005, and two of them-Q-Cells and Conergy went public during the year, although they have been operating companies for some time. The German solar industry, aided by generous subsidies in Germany has become one of the world leaders in the industry. Suntech went public late in the year, and MEMC which produces silicon used in solar cells, was a new acquisition for the Fund.

Bio-fuel: The Fund’s primary biofuel investment is Abengoa - which is one of the top ethanol producers in the world. The Fund also holds shares of Acciona, whose EHN division produces bio-diesel in Europe. Early in the year a former holding, Genenecor which produces enzymes for processing ethanol was taken over at a reasonable premium to its then share price.

Wind: The Fund hold shares in three Wind companies, Acciona, Gamesa (Spain) and Vestas of Denmark. Gamesa and Vestas manufacture wind turbines. Acciona develops and operates wind farms, as does Gamesa to an extent. Three other investments, Brookfield Asset Management, Canadian Hydro (both of Canada) and Trust Power (New Zealand) produce power from both Hydro and Wind. Shares of each of the wind companies gained during the year, although they ended the year lower than their highs.

The wind turbine manufactures reported late in the year that they were having difficulty obtaining sufficient components to meet all the orders they were receiving. Gamesa and Vestas were tapping the market in China, as well as the US - where a total of 2431 MW were installed in 2005 up 35% from the prior year - largely because the extension of subsidies provided by Congress unleashed pent up demand for wind projects.

Hybrid Automobile Components: We purchased shares of Aisin Seiki, a Japanese company which makes transmissions and other components for automobile manufacturers - particularly Toyota and for Ford’s new Escape Hybrid. The shares of Matsushita - the Japanese electronics manufacturer which also provides batteries for the Toyota hybrids performed well. Japanese shares performed particularly well in their own currency during 2005.

Fuel Cells and Hydrogen: The Fund owns shares of four Fuel Cell companies, Distributed Energy, FuelCell Energy, ITM Power (UK) and Medis Technologies (US & Israel). None of these companies are currently profitable, and each has its own niche. FuelCell Energy produces efficient molten carbonate fuel cells commercial applications, Distributed Energy has a PEM fuel cell division for lower power applications, but its promise is more for its Northern Power division which puts together distributed energy installations. ITM Power is a research company working on membrane components for fuel cell electrolizers, and Medis targets the portable device sector. The worst performer among these was FuelCell Energy which continued to spend money on product development (we very much like the product) without sufficient sales to come close to breaking even.

Energy Conservation: Saving energy appears to make economic sense, especially when energy is expensive and there are many ways to do it in numerous industries. The Fund owned 12 companies whose products are geared to energy conservation, ranging from efficient electric motors manufactured by Baldor to LED lighting products provided by Cree and Color Kinetics. The performance of these companies during 2005 was mixed. Most did well, but the semi-conductor based products, partially due to the poor performance in the second half of the year of International Rectifier - partially on account of the bankruptcy of a large customer, Delphi, in the automotive area.

Natural Gas Distribution Utilities: The Fund reduced the percentage of assets invested in the natural gas utilities from approximately 25% of net assets to a bit less than 10% of net assets. The shares of these investments performed adequately and provided dividend income to help defray fund costs, but we became concerned when natural gas prices spiked after Hurricane Katrina that customers would have a hard time paying utility bills which appeared were going to be substantially higher than past years. The natural gas distribution utilities pass on the price of the commodity to customers and the higher price doesn’t benefit the utility - but burdens it with financing the costly natural gas while awaiting payment from customers. Regulators are expected to eventually set rates to permit the distribution companies to recover the cost of financing the commodity.

Water: The Fund owned five water related companies at year end, Aqua America, Badger Meter, (both US) Campania Saneamento (Brazil), Kelda (UK) and Zenon Environmental (Canada). Compania Saneamento and Kelda are water utilities added during the year. The market price of the water utilities increased during the year and we believed Aqua America’s stock price became fully valued - so we reduced our holdings. The foreign water utilities appeared better values based on price-earnings ratio and dividends. Badger Meter, which manufactures meters that can be read remotely performed well, while Zenon Environmental which manufactures membrane based systems to clean water ran into production problems which resulted in disappointing earnings and share price.

Ocean Energy: The Fund owns relatively small holdings of two Ocean Energy companies, Ocean Power Technology and Renewable Energy Holdings (UK). Both are development state companies traded in London. Neither performed very well.

Geothermal: The Fund owns shares of one geothermal company, Ormat (US & Israel) and it performed well. In addition to owning geothermal properties which produce power Ormat also provides equipment to other geothermal companies.

Natural Food: At year end the Fund owned three natural foods related companies, SunOpta (Canada), United Natural Foods and Wild Oats Markets. Performance of these investments was mediocre.

Cash and Treasury Holdings: We ended the year with 22.3% of assets in cash, socially responsible banks and U.S. Treasury Bills. This was a substantial percentage increase from a year earlier. The Fund had raised cash by selling approximately half of our natural gas distribution utility holding when natural gas prices spiked after Hurricane Katrina, new Fund subscriptions were received during the fourth quarter, and approval of the proxy resolution which would permit additional foreign investment did not occur until November 25th.

Short term interest rates were approximately 3.42% at year end, compared to 1.48 % at the end of the prior year as the Federal Reserve Bank kept raising rates.

Income from Dividends and Interest/Expenses: Interest income from Treasury bills and socially concerned bank accounts was up substantially in 2005 compared to the prior year on account of higher short term interest rates; while dividend income was modestly lower on account of a reduction in Fund holdings of the dividend paying natural gas distribution utilities. Fund expenses increased approximately 18% in 2005 on account of the Fund’s larger size which increases asset based fees, and printing and mailing costs. There were also higher custodial fees related to the Fund’s increased foreign investment. Late in the year the Fund also retained PFPC at additional cost to provide enhanced accounting services. Net investment income was a penny higher in 2005.

Realized and Unrealized Capital Gain/Loss: The Fund realized almost the same amount of capital gain in 2005 as in the prior year, and portfolio turnover was also similar. However the Fund was able to pay a capital gain distribution of $1.83/shr because prior tax loss carry forwards were exhausted in 2005. The Fund ended the year with net unrealized appreciation of $7,461,411.

Corporate Governance and Regulatory: The Fund’s Directors approved the investment advisory agreement with Accrued Equities Inc. at the annual Directors meeting on September 23, 2005. The factors considered by the board included the advisor’s independent and purchased research, familiarity and experience investing in the Fund’s area of concentration, the Fund’s reasonable expense ratio given its small size. Also considered were the advisors efforts in coordinating relationships with outside service providers in the areas of transfer agency, fund accounting, custodian services and auditing, as well as efforts to obtain reasonable rates for commissions on trading of the Fund’s portfolio securities, in addition to the advisors efforts to maintain good relations and communication with Fund shareholders, and its efforts to comply with changing securities regulations.

Dorothy Waynor, one of the Funds earliest subscribers and directors died in July. She always attended Directors meeting and provided vision, insight and support to the Fund throughout its history.

Two new directors, Susan Hickey and Jonathan Beard were elected at the annual shareholder meeting. There are eight directors, six of whom are independent. Directors Preston Pumphrey, Murray Rosenblith and Susan Hickey were selected to serve on the audit committee by the independent directors. Director Sharon Reier was selected to serve as Vice Chairman of the Fund, to serve as Chairman in the event SEC regulation requires the Chairman be independent, as has been proposed.

As discussed earlier, the Fund’s shareholders approved a proxy resolution to permit the manager to invest in foreign securities without a limitation of the percentage of assets so invested. Prior to the approval, the Fund was restricted to invest no more than 35% of assets in foreign companies.

Strategy: The Fund’s strategy continues to seek long-term gain by investing in clean energy, alternate or renewable energy and environmentally oriented investments - with concern for socially responsible behavior. Investment in foreign companies increased again in 2005 and foreign holdings represented more than half of the Fund’s portfolio holdings. The Fund also maintains investments in a number of dividend paying utilities (natural gas and water) which produce reasonable income to more than offset Fund expenses.

New Alternatives Fund
Plot Points

Value of $10,000 Investment Over Past 10 Years

Past Performance is not predictive of Future Performance.
Average Annual Return (after deducting maximum sales charge)
One Year 3.76%; Five Years (2.17%); Ten Years 5.26%

	Fund	S & P 500	Russell 2000
1995	$9,525.50	$13,758.00	$11,753.50
1996	10,793.70	16,916.84	13,692.18
1997	11,989.70	22,560.29	16,714.21
1998	10,789.00	29,008.03	15,900.12
1999	11,702.40	35,111.31	19,751.13
2000	17,760.10	31,916.18	19,154.44
2001	15,553.60	28,121.35	19,630.60
2002	10,958.90	21,906.53	15,609.61
2003	13,535.70	28,191.52	22,985.73
2004	15,338.90	31,258.75	27,198.84
2005	16,709.30	32,793.56	28,437.41

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as sales loads and (2) ongoing costs, including management fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses: The first line of the following table (“Actual”) provides information about the actual account values and actual expenses. You may use the information in this line, together with you account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: The Fund’s Transfer Agent, PFPC, Inc. charges an annual IRA maintenance fee of $12 for IRA accounts. That fee is not reflected in the accompanying tables.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do no reflect any transaction costs, such as fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

NEW ALTERNATIVES FUND, INC.

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 to 12/31/05
Actual	$1,000.00	$934.59	$6.14
Hypothetical (assumes 5% return before expenses)	$1,000.00	$970.23	$6.27

* Expenses are equal to the Fund’s annualized expense ratio for the six-month period (1.29%), multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half-year period.

New Alternatives Fund, Inc.
Portfolio Holdings
December 31, 2005 (Unaudited)

Sector Diversification	% of Portfolio	Market Value
Alternate Energy (Biomass)	3.96%	$2,561,691
Alternate Energy (Fuel Cell)	0.87%	562,952
Alternate Energy (Geothermal)	4.04%	2,614,000
Alternate Energy (Solar Cell)	10.73%	6,947,314
Alternate Energy (Wind & Hydro Power Producers & Waves)	8.06%	5,219,144
Alternate Energy (Wind Turbines/Wind Projects)	9.87%	6,391,540
Alternate Energy Related (Batteries for Hybrid Automobiles)	4.69%	3,038,568
Energy Conservation	14.35%	9,292,882
Industrial Catalysts (Fuel Cells & Clean Air)	2.38%	1,540,057
Natural Gas (Distribution)	9.65%	6,247,900
Natural Foods	2.54%	1,642,400
Other (Industrial Gases Including Hydrogen)	0.82%	529,600
Recycling	0.79%	511,350
Water	4.91%	3,179,725
Bank Money Market and U.S. Treasury Bills	22.34%	14,465,749

TOTAL	100.00%	$64,744,872

Top Ten Portfolio Holdings
December 31, 2005 (unaudited)

Name
Acciona……………………………	4.30%
Ormat Technologies……………….	4.04%
Gamesa Corporation……………….	4.05%
Abengoa……………………………	3.96%
Kyocera Corp………………………	3.39%
Brookfield Asset Management…….	3.11%
Matsushita Electric Ind - ADR……	2.99%
Sharp Corporation…………………	2.93%
Schneider Electric…………………	2.75%
Badger Meter,Inc………………….	2.73%

Total of Top Ten…….…………….	34.25%

NEW ALTERNATIVES FUND INC.
SCHEDULE OF INVESTMENTS
December 31, 2005

COMMON STOCKS: 77.70%
		Shares	Market Value
Alternate Energy as a Group:	42.22%
Alternate Energy (Wind & Hydro Power Producers & Waves:)	8.06%
Brookfield Asset Management (Canada)		40,000	$2,013,200
*Canadian Hydro Development (Canada)		300,000	1,497,239
Idacorp Inc.		35,000	1,025,500
*Ocean Power Tech (United Kingdom)		10,000	13,305
*Renewable Energy Holdings PLC (United Kingdom)		50,000	41,631
Trust Power Ltd. (New Zealand)		150,000	628,269
			5,219,144
Alternate Energy (Fuel Cell):	0.87%
*Distributed Energy Systems Corp.		5,000	37,800
*FuelCell Energy, Inc.		50,000	423,500
*ITM Power PLC (United Kingdom)		30,000	72,232
*Medis Technologies Ltd.		2,000	29,420
			562,952
Alternate Energy (Solar Cell):	10.73%
*ATS Automation (Canada)		10,000	123,272
*Conergy AG (Germany)		15,000	1,431,385
*Evergreen Solar		7,500	79,875
Kyocera Corp. (ADR) (Japan)		30,000	2,195,100
*MEMC Electronic		5,000	110,850
*Phoenix Sonnenstrin AG (Germany)		5,000	95,485
*Q-Cells (Germany)		5,000	290,464
Sharp Corp. Ltd. (ADR) (Japan)		125,000	1,899,937
Solarworld (Germany)		5,000	666,446
*SunTech Power		2,000	54,500
			6,947,314
Alternate Energy (Wind Turbines/Wind Projects):	9.87%

Acciona (Spain)		25,000	2,785,215
Gamesa Corporation Techologica (Spain)		180,000	2,624,266
*Vestas Wind Systems (Denmark)		60,000	982,059
			6,391,540
Alternate Energy (Biomass):	3.96%
Abengoa (Spain)		175,000	2,561,691

Alternate Energy (Geothermal):	4.04%
Ormat Technologie		100,000	2,614,000

Alternate Energy Related (Batteries/Components for Hybrid Automobiles):	4.69%
Aisin Seiki (Japan)		30,000	1,100,568
Matsushita Electric (ADR) (Japan)		100,000	1,938,000
			3,038,568
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND INC.
SCHEDULE OF INVESTMENTS
December 31, 2005

		Shares	Market Value
Industrial Catalysts (Fuel Cells & Clean Air):	2.38%
Engelhard Corp.		35,000	$1,055,250
Johnson Matthey (United Kingdom)		20,000	484,807
			1,540,057
Water:	4.91%
Aqua America		6,666	181,982
Companhia Saneamemto (ADR) (Brazil)		10,000	168,700
Badger Meter		45,000	1,765,800
Kelda (United Kingdom)		15,000	199,313
*Zenon Environmental Inc. (Canada)		60,000	863,930
			3,179,725
Energy Conservation:	14.35%
Asahi Glass Company (Japan)		7,000	903,245
Baldor Electric		50,000	1,282,500
*Color Kinetics		10,000	143,900
*Cree, Inc.		50,000	1,262,000
*Intermagnetics General Corp.		20,000	638,000
*International Rectifier		30,000	957,000
*Itron Inc.		5,000	200,200
Linear Technology Corp.		35,000	1,262,450
*RailPower Technologies Corp. (Canada)		25,000	138,253
Schneider Electric SA (France)		20,000	1,777,584
*Stantec (Canada)		10,000	341,000
*Telvent Git SA (ADR) (Spain)		35,000	386,750
			9,292,882
Natural Foods:	2.54%
*SunOpta, Inc. (Canada)		100,000	526,000
*United Natural Foods		40,000	1,056,000
*Wild Oats Markets		5,000	60,400
			1,642,400
Recycling:	0.79%
*Caraustar Industries		5,000	43,450
Commercial Metals		10,000	375,400
*Kadant, Inc.		5,000	92,500
			511,350
Natural Gas Distribution:	9.65%
Atmos Energy Corp.		20,000	523,200
Equitable Resources		40,000	1,467,600
KeySpan Corp.		5,000	178,450
New Jersey Resources		15,000	628,350
Northwest Natural Gas		20,000	683,600
Piedmont Natural Gas		30,000	724,800
South Jersey Industries		40,000	1,165,600
The Laclede Group		30,000	876,300
			6,247,900
Other (Industrial Gases Including Hydrogen):	0.82%
Praxair Inc.		10,000	529,600
Total Common Stock (Cost $42,771,147)			$50,279,123

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (continued)
NEW ALTERNATIVES FUND, INC.
December 31, 2005

Certificates of Deposits and U.S. Treasury Bills:	22.34%

Socially Concerned Banks
Alternatives Federal Credit Union
Certificate of Deposit maturity 01/31/06 0.76%		$100,000
Chittenden Bank
Certificate of Deposit maturity 12/03/06 2.32%		100,000
Community Capital Bank
Certificate of Deposit maturity 02/01/06 2.25%		100,000
Self-Help Credit Union
Certificate of Deposit maturity 02/08/06 4.33%		100,000
South Shore Bank
Certificate of Deposit maturity 01/23/06 3.30%		100,000

U.S. Treasury Bills (at various yields maturing at various dates)		13,965,749
Total Market Deposits and Treasury Bills		$14,465,749

Total Common Stock (77.66%)		$50,279,123
Bank Money Market and U.S. Treasury Bills (22.34%)		14,465,749

TOTAL INVESTMENTS (100%)		$64,744,872
(Total Cost-$57,236,896)
*Non-income producing security.

(a) Aggregate cost of Federal income tax purposes is $57,282,461
Aggregate unrealized appreciation is		$8,534,031
Aggregate unrealized depreciation is		(1,072,620)
Net aggregate unrealized appreciation is		$7,461,411

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS

Investment securities at fair value (cost-$42,771,147) (Notes 2A and 5)	$50,279,123
U.S. Treasury Bills at fair value (amortized cost-$13,965,749)	13,965,749
Cash, Savings and Certificates of Deposit (cost-$500,000)	500,000
Cash	526,920
Receivables:	240,593
Capital stock subscribed
Dividends	43,668
Interest	925
Prepaid Insurance & Filing Fees	14,629
Total Assets	65,571,607

LIABILITIES

Payables:
Investment securities purchased	182,668
Capital stock reacquired	8,178
Accured Liabilities:
Advisory fee	36,062
Other accounts payable and accruals	39,103
Dividend distribution payable	540,328
Total Liabilities	806,339

Net Assets	$64,765,268

ANALYSIS OF NET ASSETS

Net capital paid in shares of capital stock	$57,249,735
Undistributed net investment income	(1,702)
Accumulated net realized gain on investments	8,923
Net unrealized gain on investments	7,508,312

Distributable earnings	7,515,533

Net Assets (equivalent to $34.46 per share based on 1,879,694.967 shares of capital stock outstanding)	$64,765,268

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.
STATEMENT OF OPERATIONS
For the Period Ending December 31, 2005

Investment Income:

Dividends (net of foreign withholding taxes of $32,881)	$809,088
Interest	302,919
Other net income	132
Total Income	1,112,139

Expenses:

Management fee (Note 4)	388,558
Shareholder service costs	91,304
Transfer Agent-PFPC, Inc	61,893
Accounting/Pricing-PFPC, Inc	65,426
Custodian fees: PFPC Trust	39,280
Postage and printing	29,949
Audit fee	29,801
Registration fees	14,194
Bond and insurance	10,791
Directors fee	5,709
Miscellaneous fee	571
Total Expenses	737,476

Net Investment Income	374,663

Net Realized and Unrealized Gain on Investments

Realized Gain on Investments (Notes 2B & 5)

Proceeds from sales	25,083,590
Cost of securities sold	(20,176,926)
Foreign currency transactions gains (loss)	(54,526)
Net Realized Gain/Loss	4,852,138

Unrealized Appreciation (Depreciation) of Investments

Beginning of period	7,866,325
End of period	7,507,976
Foreign currency translations	364
Total Unrealized Appreciation (Depreciation) For The Period	(357,985)

Net Realized and Unrealized Gain (Loss) On Investments	4,494,153

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,868,816

The accompanying notes are an intergral part of these financial statements.

NEW ALTERNATIVES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Year Ending December 31, 2005

	2005	2004

From Investment Activities:

Net investment income	$374,663	$306,344
Net realized gain (loss) from security transactions and foreign currency transactions	4,852,138	4,849,702
Unrealized appreciation of investments	(357,985)	975,714

Increase in net assets derived from investment activities	4,868,816	6,131,760

Distributions to Shareholders:

From net investment income dividends to shareholders	(321,926)	(258,444)

Distributions (capital gain) to shareholders	(3,272,042)	0

Total distributions to shareholders	3,594,968	258,444

From Capital Share Transactions:

Net increase from capital transactions (note 3)	10,875,186	1,840,778

Increase in Net Assets:	12,150,034	7,714,094

Net Assets at:

Beginning of the period	52,615,234	44,901,140

End of the Period	$64,765,268	$52,615,234

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
For the Period Ending December 31, 2005

1) ORGANIZATION - The New Alternatives Fund, Inc. is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations September 3, 1982. The investment objective of the Fund is to seek long-term capital gains by investing in common stocks that provide a contribution to a clean and sustainable environment.

2) ACCOUNTING POLICIES - The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of these financial statements. The policies are in conformity with generally accepted accounting principles:

A. SECURITY VALUATION - Listed U.S. investments are stated at the last reported sale price at the closing of a national securities stock exchange and the NASD National Market System on December 31, 2005 and at the mean between the bid and asked price on the over the counter market if not traded on the day of valuation.

Company shares traded on foreign markets are stated at their foreign reported value at 4:00 PM EST-as trading in some foreign markets does not coincide with trading on U.S. markets. Foreign exchange rates used to convert to U.S. dollars are valued at 12:00 PM EST.

Portfolio securities for which there are no such quotations or valuations are determined in good faith by or at the direction of the Fund’s Board of Directors.

B. FOREIGN CURRENCY - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Fund’s Board of Directors.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Realized gains and losses from security transactions are reported on a first in, first out basis. Short-term notes are stated at amortized cost which approximates fair value.

D. INVESTMENT INCOME AND EXPENSE RECOGNITION - Dividend income is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis. Expenses are accrued on a daily basis.

E. FEDERAL INCOME TAXES - No provision for federal income tax is believed necessary since the Fund distributes all of its taxable income to comply with the provisions of the Internal Revenue Code applicable to investment companies. The aggregate cost of the securities (common stocks) owned by the Fund on December 31, 2005 for federal tax purposes is $42,817,711.

The difference between book-basis and tax-basis is attributable to the tax deferral of losses on wash sales.

During the year ended December 31, 2005, the Fund fully utilized prior year’s capital loss carry forwards.

F. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3) CAPITAL STOCK - There are 8,000,000 shares of $1.00 par value capital stock authorized. On December 31, 2005, there were 1,879,694.967 shares outstanding. Aggregate paid in capital including reinvestment of dividends was $57,249,735. Transactions in capital stock were as follows:

	Year End 12/31/05		Year End 12/31/04
	Shares	Amount	Shares	Amount
Capital stock sold	292,902.649	$10,380,779	128,552.699	$3,961,831
Capital stock issued Reinvestment of dividends	88,609.613	3,053,491	6,524.850	218,451
Redemptions	(73,471.956)	(2,559,084)	(75,622.199)	(2,339,504)
Net Increase (Decrease)	308,040.306	$10,875,186	59,455.350	$ 1,840,778

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES - Pursuant to agreements, Accrued Equities, Inc. serves as investment advisor to the Fund. The Fund pays to Accrued Equities, Inc. an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million; 0.50% of net assets over $30 million and 0.45% of assets over $100 million. If the net annual expenses of the Fund (other than interest, taxes, brokerage commissions, extraordinary expenses) exceed the most restrictive limitation imposed by any state in which the Fund has registered its securities for sale, Accrued Equities, Inc. reduces its management fee by the amount of such excess expenses. The annualized expense ratio for the year ended December 31, 2005 was 1.28%. The Fund pays no remuneration to its officers, David Schoenwald and Maurice Schoenwald, who are also Directors. They are also officers of Accrued Equities, Inc. Accrued Equities, Inc. is the principal underwriter for the Fund. There is a commission of 4.75% on most new sales. The commission is shared with other brokers who actually sell new shares. Their share of the commission may vary. The Fund paid Accrued Equities, Inc. a total of $66,287 in underwriting fees for the year ended December 31, 2005. The Fund also paid Accrued Equities, Inc. $124,106 in commissions for the year ended December 31, 2005.

5) PURCHASES AND SALES OF SECURITIES - For the year ended December 31, 2005, the aggregate cost of securities purchased totaled $24,219,362. Net realized gains (loss) were computed on a first in, first out basis. The amount realized on sales of securities for the year ending December 31, 2005 was $25,009,481.

6) DIRECTORS FEES - The compensation paid to Directors for the year ended December 31, 2005 was $4,500. Only non-interested Directors are compensated. A non-interested Director is not part of the management of the Fund. Each non-interested Director receives $1,000 of compensation, or $1,500 for members of the Audit Committee, and may also receive payment for travel costs and for physical attendance to additional Directors meetings. There was no additional compensation paid to any Director for board service other than that stated. See note 4 for compensation regarding interested Directors.

Other Information
(unaudited)

1) PROXY VOTING - The Fund has proxy voting policies which are available, without charge, upon request by calling the Fund at 800-423-8383. Proxy votes of the Fund are available by calling the Fund.

2) QUARTERLY PORTFOLIO SCHEDULES - The Company will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on form N-Q. The Company’s Form N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Securities and Exchange Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

3) APPROVALS OF INVESTMENT MANAGEMENT AGREEMENTS - As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the Independent Directors), considered the renewal of the investment advisory agreement between Accrued Equities, Inc. and the Company on behalf of the New Alternatives Fund, Inc. at a meeting of the Board held on September 23, 2005. At this meeting, the Board approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from Accrued Equities, Inc. mailed in advance of the meeting that addressed most, if not all, of the factors listed below. Accrued Equities, Inc. also made a presentation during the meeting and responded to questions from the Directors. Among other things, the Directors considered (i) the size of the Fund and the contributions of the Fund advisors to operating costs and needs; (ii) the quality, extent, and value of services provided to the Fund by Accrued Equities, Inc.; (iii) comparative data with respect to the advisory and management fees paid by other funds of comparable type and size; (iv) the operating expenses and expense ratio of the Fund as compared to other such funds; (v) the special knowledge of alternative energy of Accrued Equities, Inc.; (vi) data relating to the costs incurred by Accrued Equities, Inc. in providing advisory, administrative, processing and other services to the Fund and its shareholders. The Directors have noted that small funds have higher expenses, specialized funds have higher expenses, funds investing in foreign securities have higher expenses and that the Fund has lower than average related fund expenses considering size and area of investment.

The Directors then met in executive session with counsel to discuss and consider information presented in connection with the continuation of the Advisory Agreement as well as the Directors’ responsibilities and duties in approving the Agreement.

During the course of its deliberations, the Board reached the following conclusions, among others, regarding Accrued Equities, Inc. and the Advisory Agreement with respect to the Fund. The Directors considered the Funds’ gross and net advisory fees and gross and net expense ratios in comparison to that of the Fund’s peer group average as well as the Fund’s performance in comparison to the performance of the Fund’s peer group average and benchmark.

The Directors then determined that the nature, extent and quality of services provided by Accrued Equities, Inc. in advising the Funds was satisfactory; the profits earned by Accrued Equities, Inc. seemed reasonable; and the benefits derived by Accrued Equities, Inc. from managing the Fund, seemed reasonable. The Directors discussed and considered any economies-of-scale realized by the Fund as a result of asset growth.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fee paid to the Adviser by the Fund was reasonable, and in the exercise of its business judgment, determined that Accrued Equities, Inc. Advisory Agreement, on behalf of the Fund, be continued for another one-year period ending December 31, 2006.

[Letterhead]

Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
New Alternatives Fund, Inc.

In planning and performing our audit of the financial statements of New Alternatives Fund, Inc., as of and for the year ended December 31, 2005, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered its internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of new Alternatives Fund, Inc.’s internal control over financial reporting. Accordingly, we express no such opinion.

The management of New Alternatives Fund, Inc. is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company’s assets that could have a material effect on the financial statements.

Because of inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the company’s ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is a more than a remote likelihood that a misstatement of the company’s annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Our consideration of New Alternatives Fund, Inc.’s internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be significant deficiencies or material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in New Alternatives Fund, Inc.’s internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2005.

This report is intended solely for the information and use of management and the Board of Directors of New Alternatives Fund, Inc. and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/ Joseph A. Don Angelo, CPA
Mineola, New York
February 16, 2006

The Fund’s Directors and Officers

As is true of most mutual funds, daily management is delegated by the Board of Directors to the Fund Manager, Accrued Equities, Inc.

Controlling Persons
Interested Directors And Officers

1 Name Address and Age	2 Position(s) Held with Fund	3 Term of Office and Length of Time Served	4 Principal Occupations During Past 5 Years	5* Number Portfolios In Fund Complex	6 Other Directorships Held by Director
Maurice L. Schoenwald Longboat Key, FL Age 85	Founder Director Chairperson	All since 1982 To the present	Serving New Alternatives Fund	No complex One Portfolio	None
David Schoenwald Huntington Bay, NY Age 55	Founder Director President	All Since 1982 To the present	Serving New Alternatives Fund	No Complex One Portfolio	None

*There is only one portfolio. There is no complex. No director, except the two insider directors, oversees the single and only portfolio.

The inside officers and directors have no present enterprise, employment, position or commercial investment activity excepting to provide service to the Fund. Maurice on occasion does pro bono legal work. This is becoming less frequent because of increasing age and decreasing general legal knowledge.

Independent Directors

1 Name Address and Age	2 Position(s) Held with Fund	3 Term of Office and Length of Time Served	4 Principal Occupations During Past 5 Years	5* Number Portfolios In Fund Complex	6 Other Directorships Held by Director
Sharon Reier Coconut Creek, FL & Paris, France Age 58	Director Vice-chairman	Since 1982 Since 2005
Financial Journalist contributing to Business Week & International Herald Tribune. Former Regional Editor Financial World Magazine: Former Editor with Board Room; Former Contributing Editor Institutional Investor; formerly staff of Forbes & American Banker.
				No complex One Portfolio	None

1 Name Address and Age	2 Position(s) Held with Fund	3 Term of Office and Length of Time Served	4 Principal Occupations During Past 5 Years	5* Number Portfolios In Fund Complex	6 Other Directorships Held by Director
John C. Breitenbach Silver Bay, NY Age 49	Director	Since 2000
History Teacher, Town Planning Administrator, Village Volunteer Fireman, Clerk Warren County Family Court, Drafted storm water and water quality preservation Regulations for county and city and Lake George Basin Admitted to NY Bar, 1999.

				No complex One Portfolio	None
Preston Pumphrey Syosset, NY Age 70	Director Audit Committee	Since 2002 Since 2003
Retired CEO and former owner of Pumphrey Securities, Inc. a registered securities broker/ dealer. Responsibilities included preparation of broker/dealer filings and audited annual reports. Former adjunct Professor of Finance, C.W. Post College. NASD Dispute Resolution Board of Arbitrators. A Director of American Red Cross of Nassau County, NY.

				No complex One Portfolio	None
Murray E. Rosenblith Brooklyn, NY Age 54	Director Audit Committee	Since 2003 Since 2005
Executive Director of the A.J. Mustie Memorial Institute, an organization concerned with exploration of the link between nonviolence and social change. Responsible for executive management and administration of non-endowing operating foundation, making grants to projects in the peace and social justice movement. Responsibilities included fund raising, management of investments, maintaining financial records.

				No complex One Portfolio	None
Susan Hickey East Northport, NY Age 53	Director Audit Committee	Since 2005 Since 2005
Accounting software developer for Accountants World (formerly Micro Vision Software, Inc.) Former IRS tax return auditor, group manger and instructor. BA International Affairs, Stonehill College, North Easton, MA.
				No complex One Portfolio	None

Jonathan D. Beard New York, NY Age 57	Director	Since 2005
Self employed Freelance Journalist, working mostly for American and European Science Magazines. Graduate Columbia University 1970. Lifetime Member Sierra Club and New York-New Jersey Trails Conference.
			No complex One Portfolio	None

*There is only one portfolio. There is no complex
No director, except the two insider directors, oversees Portfolios.

Form N-CSR to New Alternatives Fund Inc.

Item 1.  Annual Financial Report. (with item from N1A on Directors and Officers)
Item 2.  Code of Ethics:
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer/principal financial officer and persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The code of ethics means the written standards that are reasonably designed to deter wrongdoing and promote:
	1.	Honest and ethical conduct.
	2.	Full, fair, accurate disclosure in reports and documents the registrant files
	3.	Compliance with applicable government laws, rules and regulations,
	4.	The prompt internal reporting of violations of the code to an appropriate person,
	5.	Accountibility for adherence to the code.
(c)
There have been no amendments during the period covered by this report to a provision of the code of ethics that applies to registrant’s principal executive officer/principal financial officer or persons performing similar functions, regardless of whether these individuals are employed by registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers to the code of ethics.
(e)	n/a
(f)	1.	The code of ethics is filed as an exhibit.
	2.	The registrant’s website is: http://www.newalternativesfund.com
	3.	A copy of the code of ethics will be provided without charge, upon request. A request can be made by calling the Fund at 800 423 8383.

Item 3.  Audit Committee Financial Expert. The Registrants Board of Directors has determined that it does have an ‘audit committee financial expert’. It has one independent audit committee expert, Preston Pumphrey.

Item 4.  Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $28,259 in 2005, and $21,662 in 2004.

(b)
Audit Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2005 and $0 for 2004.

(c)
Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $1,541 for 2005 and $720 for 2004. These services are related to the preparation, review and filing of the registrant’s tax returns.

(d)
All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2004.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated there under (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7) (i) (C) of Rule2-01 of Regulation S-X are as follows:

	(b)	Not applicable.

	(c)	100%

	(d)	Not applicable.

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $2,242 for 2005, and $1132 for 2004.

(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable. There were not changes to procedures by which shareholders may recommend nominees.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240/15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17CFR 270.30a-3(d) that occurred during the registrants last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

(registrant)	New Alternatives Fund Inc.

By (Signature and Title)	/s/ David J Schoenwald
David J Schoenwald, Chief Executive Officer
Principal executive officer
Date: February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant in the capacities and on the dates indicated.

By (signature and title)	/s/ David J Schoenwald
David J Schoenwald, Chief Executive Officer
(Principal executive officer)
Date: February 28, 2006

By (signature and title)	/s/ David J Schoenwald
David J Schoenwald, Chief Financial Officer
(Principal financial officer)
Date: February 28, 2006

Ethics Codes - - New Alternatives Fund, Inc.
Fund Managers, Advisors and Fund Underwriters
March 14, 2003 Restated

This Code of Ethics is intended to minimize conflicts of interest, and the appearance of conflicts of interest, between the personnel of the Accrued Equities, Inc. and the Fund in the securities markets and compliance with applicable securities laws.

Background: There is only one Fund, New Alternatives Fund. There is a manager, Accrued Equities, Inc. The manager is also the advisor and the underwriter.

Fund Family: This Fund is called an orphan fund among those in the fund business. There is no association with other funds, no complex of funds, no stock classes and only one portfolio. There is no association with banks, brokerage houses, public companies or any group that could be seen as the basis for a conflict of interest.

The only business of Accrued Equities, Inc. is service to New Alternatives Fund.

History: Accrued Equities, Inc was founded by Maurice Schoenwald in 1954 to serve private clients of a then solo law firm. Starting in 1966 there were some public investments.

New Alternatives was founded by Maurice and David Schoenwald in 1982. For the early years of the Fund Accrued Equities Inc. was also the transfer agent. There are no sub-advisors.

The original Fund shareholders were friends and neighbors of Maurice who helped garner the original $100,000.00 required to start a fund. Maurice paid all expenses for starting with no remuneration. All the initial shareholders became members of the Board of Directors, except for two. One of the two was the Dean of a law school. He became counsel to the Fund. No charges or fees were paid to the Dean. The other became an adviser in managing cash. He had just retired as a Treasurer of a publicly traded major retail company. He did not charge for any service. He did not render much service. He recommended Treasury Bills for unused cash. His estate redeemed his shares. Neither had inside knowledge. The Dean has since retired. He is no longer a shareholder. His services have never been called on since 1982, except to confirm that the Fund is a duly registered New York corporation. He has never charged anything or been paid anything, directly or indirectly. Legal questions such as preparing this document are prepared by Maurice and David Schoenwald without any charge.

1

Who Manages this Small Fund?
Only two persons, currently, serve all of the functions listed in the title of this report. They are: David Schoenwald President of the Fund and CEO of the Advisor and Underwriter and Maurice Schoenwald, now 84 years of age, who is a part time consultant and Chairman of the Fund. Both are now portfolio managers who operate by consensus. They are not paid by the Fund. They are paid by Accrued Equities, Inc. The office receptionist and secretary is also paid by Accrued Equities, Inc.

Maurice was mostly a neighborhood lawyer with some special SEC experience; David had been a newspaper reporter and then served (with his mother who served as senior social worker for the firm) with Law Services, a law firm for the poor.

Access to Information: Who has access to choosing stocks and choosing to sell stocks of the Fund? By choice the independent directors have decided not to be a part of that activity. They therefore cannot choose to make investments with help from close or early Fund information. There are no other access persons in all of the entities listed above, as access persons are defined under Rule 17j-1. Should or when this status changes, the rules will need to be revisited.

David as an Investor: David rarely invests in stocks. At this time, and for several years previous his only stock investment has been in our Fund shares. He also owns less than 100 shares of a utility given to him by his father when he was a teenager.

Maurice as an Investor: Maurice has always been self employed excepting for a few years (1942 - 1945) in the Navy and a few semesters of teaching as an adjunct professor. Most of his living comes from dividends of a wide variety of stocks which he has owned for a long time.

The items which are listed below that have been the same as those held by the Fund were purchased by Maurice many years ago.

They are investments in IRA accounts are without a specific date. The brokerage houses began showing the date of purchase in Maurice’s IRA accounts after 1990, when they were transferred to the brokers.

Maurice’s IRA Items were not dated before1990. Because the date of purchase is of no importance in an IRA account there was no effort made to check out the date of purchase. Personal, non IRA, holdings are all dated.

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The holdings are Nicor, more than 10 years ago; Linear Technology (1994), New Jersey Resource Corp. (1990); Fuel Cell Energy (1993); International Rectifier (1996); Atmos Energy, more than 10 years ago. Susan (Maurice’s wife) has Piedmont Natural Gas 1983. There of course will be changes in years to come. The changes will be required to comply with the Fund Code of Ethics. The above listings complied with the Code of Ethics before there was a written Code of Ethics.

Neither of the present two access persons, Maurice or David, has ever borrowed or loaned his shares, sold short, traded options or used puts. Nor has the Fund ever engaged in such activities.

Neither Maurice or David has ever been challenged for unethical conduct as lawyers or as officers of a mutual fund or in any other capacity.The Code: It is appropriate that there be a Code of Ethics. The Securities Exchange Commission (SEC) also desires such a code.

General: 2. Prohibited Securities Transactions. No Access Person shall employ any device, scheme or artifice to defraud the Fund; make any untrue statement of a material fact to the Fund or omit to state to the Fund a material fact or engage in any act, practice or course of business which would operate as a fraud or deceit upon the Fund; or engage in any manipulative practice with respect to the Fund.

Blackout Periods: The securities which are the subject of these rules are the stocks invested in by the Fund. Treasury Bills which the Fund uses among other things as a place to store cash and socially responsible federally guaranteed banks and other banks are not the subject of this Code. Stocks not the subject of Fund investment or consideration are not part of the Code.

The fund rule requires that any transaction of Access Persons in shares that the fund is purchasing or selling or considering the purchase or sale will not take place until the fund has completed its transaction. They will also not take place within the same week.

Limited Offerings: There have been offerings limited made to the Fund base upon purchases made upon the exercise of rights distributed by an issuer on a pro rata basis to all holders of a class of its securities. Sales of any such rights so acquired are not limited offerings because they are available equally to all existing shareholders.

Limited offerings in the form of gifts or bargains to insiders or “good customers” are not acceptable.

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It is further declared that neither of the interested persons shall take an action or employment or material benefit that could be seen as a conflict of interest.

They shall not receive any compensation, directly or indirectly from any issuer other than the New Alternatives Fund without the approval of the Board of Directors.

Short-Term Trading: Neither of the Access Persons have ever engaged in short term trading (in and out within 60 days). Unless an exception is approved, there will be no short term trading by Access Persons that relate to Fund investments.

Service as a Director Outside the Fund or the Fund Manager: No Access Person has ever been offered a directorship. If such a position was offered, it would be considered. If such a position were offered, the person would be obliged to consult and obtain approval of the independent directors.

Reports: Each Access Person will have a copy of his portfolio sent to the office for inspection at least quarterly. A copy of all confirmations shall be sent to the Fund office as soon as transmitted.

The fund rule is that each Access Person will have his portfolio, if any, available for inspection at the Fund office quarterly. A written summary report of relevant (covered) transactions shall be provided each year to the independent directors. Reports shall include price, broker, name and type of securities, date of transaction.

After the reports of the portfolio of Maurice, including IRA accounts, and his wife are received at the fund office for inspection, they are sent to Maurice if he is out of the state of the office location. They are returned to the office when he returns to the state. This includes confirmations.

These rules apply to the Fund, the manager, advisor and underwriter (which in this case involves the same two persons).

It is further declared that neither shall take an action or employment that could be or seen as a conflict of interest.

Gifts: Any gifts or gratuities from companies that are in business connection with the Fund received in any 90 day period from any one person or business entity, or several related persons or business entities, having an aggregate fair market value of more than $150 shall be reported to and considered by the Board of Directors.

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Sanctions: Any violations of this Code will be reported to and subject to review by the Board of Directors. (a) If the Board determines that a violation of this Code has occurred, they may impose such sanctions as is deemed appropriate, including, among other things: (i) a letter of censure, (ii) forfeiture of any profit made or loss avoided from a transaction in violation of this Code, or (b) Any Access Person subject to any sanctions imposed by the Review Person under this Code shall be entitled, upon request made within 60 days of the imposition of such sanctions, to a complete review of the matter by the board of directors.

Records: The Adviser shall maintain records in the manner and to the extent set forth below, and shall be available for examination by representatives of the Securities and Exchange Commission ("SEC"):
A copy of this Code and any other code which is, or at any time within the past five years has been, in effect shall be preserved in an easily accessible place;
A record of any violation of this Code and of any action taken as a result of such violation shall be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurs. A copy of each report made pursuant to this Code shall be preserved for a period of not less than five years from the end of the fiscal year in which it is made, the first two years in an easily accessible place. A list of all persons who are required, or within the past five years have been required, to make reports pursuant to this Code shall be maintained in an easily accessible place; and a record of any decision, and the reasons supporting the decision, to approve the acquisition by an Access Person of securities under Section 5(a) shall be preserved for a period of not less than five years from the end of the fiscal year in which the approval is granted.

Confidentiality: All reports of securities transactions and any other information filed pursuant to this Code shall be treated as confidential, except to the extent required by law.

Maurice Schoenwald
Chairperson of New Alternatives and
Minority Shareholder of Accrued Equities, Inc.

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